Other revenues	12 Months Ended
Dec. 31, 2013
Revenues [Abstract]
Other revenues
Other revenues

	Years ended December 31,
(In millions of U.S. dollars)	2013	2012	2011
Amortization of unfavorable contracts	—	—	23.3
Other	0.2	0.1	0.1
Total	0.2	0.1	23.4

The unfavorable contract values arose from contracts originally purchased by Seadrill Offshore AS from third parties that have been contributed to the Company, and represent the net present value of the existing contracts compared to the current market rates, discounted at the weighted average cost of capital. The estimated unfavorable contract values have been amortized and recognized under other revenues over the terms of the contracts, ranging from two to five years and are fully amortized at December 31, 2011.